Exhibit 31.2
CERTIFICATION PURSUANT TO RULE 13a-14(a)
UNDER THE EXCHANGE ACT

I, Wong May Bo, Vice-President, Chief Financial
Officer and Secretary of Soligor International, Inc., formerly known as AIC International, Inc. ("Soligor"), certify that:

1.  I have reviewed this annual report
on Form 10-KSB of Soligor for the fiscal year ended February 26, 2006;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;


3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Soligor as of, and for, the periods presented in this report;


4.Soligor's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules
13a-15(e) and 15d-15(e)) for Soligor and have:



a)Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Soligor, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;




b)Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accoutning principles;




c) Evaluated the effectiveness of Soligor's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and




d) Disclosed in this report any change in Soligor's internal control over financial reporting that occurred during Soligor's most recent fiscal quarter (Soligor's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Soligor's internal control over financial reporting and



5.
Soligor's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Soligor's board of directors
(or persons performing the equivalent functions):




a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Soligor's ability to record, process, summarize and report financial information; and




b)
any fraud, whether or not material, that involves management or other employees who have a significant role in Soligor's internal control over financial reporting.


Date:  January 23, 2007

/s WM Bo
Wong May Bo
Vice-President, Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)